(ICON)

Prudential
Government
Securities
Trust
------------------------
Money Market Series

Short-Intermediate
Term Series

U.S. Treasury Money
Market Series

SEMI
ANNUAL
REPORT
May 31, 1999

(LOGO)

Portfolio Managers' Report

During the six months that ended May 31, 1999, anxiety about a global financial crisis faded and was replaced by fear that a robust U.S. economy might ignite higher inflation. Throughout this period of shifting market concerns, yields on money market securities and intermediate-term bonds remained volatile.

As investors waited to see how much damage the global financial crisis would inflict on Brazil, some sought refuge in U.S. Treasury bills for their relative safety. This strong demand drove down yields on Treasury bills, which caused them to remain overvalued relative to other money market securities in late 1998 and early 1999. As it turned out, Brazil came through the financial crisis far better than expected.

Meanwhile, the unrelenting strength of the U.S. economy led many investors to believe the Federal Reserve might soon raise the Federal funds rate (the rate banks charge each other for overnight loans) to curb U.S. economic growth and avoid mounting inflation. Investors fear rising inflation because it erodes the value of their bonds' fixed interest payments. If left unchecked, rising inflation could also eventually derail the economic expansion.

In anticipation of a Federal funds rate increase, investors drove yields on money market securities and intermediate-term bonds sharply higher. For example, the yield on one-year Treasury bills rose from 4.56% on February 1, 1999 to 4.97% on May 31, 1999. When the Federal Reserve met in May, it left the Federal funds rate unchanged, but announced it was considering increasing short-term rates because of the potential for higher inflation.

Money Market Series
Class A shares' seven-day current yield was 4.05% and Class
Z shares' was 4.18% on May 31, 1999, compared with the 4.25% provided by the average U.S. government and agency money market fund tracked by IBC Financial Data.

U.S. Treasury Money Market Series
Class A shares' seven-day current yield was 3.80% and Class Z shares' was 3.93% on May 31, 1999, compared with 3.96% for the average U.S. Treasury money fund measured by IBC Financial Data.

Short-Intermediate Term Series
Class A shares' 30-day SEC yield was 4.86% and Class Z shares' was 5.05% on May 31, 1999, compared to 4.78% for similar funds as tracked by Lipper, Inc.

How Investments Compared
(As of 5/31/99)
(GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Prudential Government Securities Trust--Money Market Series

(PHOTO)
Bernard D. Whitsett, II
Fund Manager

Investment Goals and Style
The Money Market Series seeks high current income, preservation of capital, and maintenance of liquidity from a portfolio of money market securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities. There can be no assurance that the Series will achieve its investment objective. The U.S. government guarantee applies only to the underlying securities of the Series, and not to the value of the Series' shares.


Market Review
Early shift in assets benefited the Series

Early in our six-month reporting period, we enhanced the Series' yield by purchasing adjustable-rate federal agency securities with rates set well above the yield on comparable U.S. Treasury bills. At the same time, we reduced the Series' exposure to repurchase agreement transactions because they were priced less attractively.

As noted earlier, money market yields began to climb sharply during February 1999 in anticipation of a Federal funds rate increase. We did not believe a change in monetary policy was imminent. We therefore viewed this rise in yields as a buying opportunity, and purchased fixed-rate federal agency securities maturing in one year that also provided enhancement to the Series' yield.

Our purchases of federal agency securities, along with other money market assets, enabled the Series' weighted average maturity
(WAM) to remain slightly longer than that of its competition for most of the six months. WAM takes into account the maturity level of each security held by the Series. It is the measurement tool that determines the Series' sensitivity to fluctuations in interest rates.

Performance                                          As of 5/31/99
                                    7-Day           Net Asset       Weighted Avg.     Net Assets
                                Current Yield*     Value (NAV)     Maturity (WAM)     (Millions)
Class A                             4.05%              $1              68 days           $589
Class Z                             4.18%              $1              68 days           $ 28
IBC Financial Data Gov't
& Agencies Money Fund Avg.**        4.21%              $1              56 days           N/A

* Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

** International Business Communications (IBC) Financial Data reports a seven-day current yield, NAV, and WAM on Tuesdays.
This is the data of all funds in the IBC Gov't & Agencies Money Fund Average category as of June 1, 1999, the closest date to the end of our reporting period.

Prudential Government Securities Trust--U.S. Treasury Money Market Series

(PHOTO)
Bernard D. Whitsett, II
Fund Manager

Investment Goals and Style
The U.S. Treasury Money Market Series seeks high current income consistent with the preservation of principal and liquidity from a portfolio of U.S. Treasury obligations with maturities of 13 months or less. There can be no assurance that the Series will achieve its investment objective. The U.S. government guarantee applies only to the underlying securities of the Series, and not to the value of the Series' shares.


Market Review
We found good buys among shorter- and longer-term U.S.
Treasury money market securities

We maintained a barbell strategy throughout the six months that allowed the Series to take advantage of buying opportunities in both shorter- and longer-term Treasury money market securities. By contrast, intermediate-term Treasury money market securities provided less value, so we avoided purchasing them.

Among shorter-term securities, we bought cash management bills maturing in less than three months. Cash management bills are issued when the U.S. Treasury is temporarily short of money.
The Treasury issued cash management bills totaling more than $150 billion in the first six months of 1999, up sharply from the same period a year earlier, according to federal government data. Because of this huge increase in supply, investors demanded higher yields on cash management bills. Therefore we were able to purchase them at very attractive levels.

Turning to the longer end of the money market sector, we bought Treasury notes with 9 to 11 months left to maturity. We avoided purchasing Treasury bills as an unusually large amount of them matured in mid-April. With far fewer Treasury bills available, they temporarily became overvalued relative to other Treasury money market securities during early spring.

Performance                                             As of 5/31/99
                                     7-Day           Net Asset       Weighted Avg.     Net Assets
                                 Current Yield*     Value (NAV)     Maturity (WAM)     (Millions)
Class A                              3.80%              $1              62 days           $304
Class Z                              3.93%              $1              62 days           $  2
IBC Financial Data 100%
U.S.Treasury Money Fund Avg.**       3.94%              $1              67 days            N/A

* Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

** International Business Communications (IBC) Financial Data reports a seven-day current yield, NAV, and WAM on Tuesdays. This is the data of all funds in the IBC 100% U.S. Treasury Money Fund Average category as of June 1, 1999, the closest date to the end of our reporting period.

Prudential Government Securities Trust--Short-Intermediate Term Series

(PHOTO)
Barbara L. Kenworthy and
Robert Felice--Fund Managers

Investment Goals and Style
The Short-Intermediate Term Series seeks a high level of income consistent with providing reasonable safety. It is anticipated that the dollar-weighted average maturity of the Series will be more than two years, but less than five. There can be no assurance that the Series will achieve its investment objective.

Market Review
Rate hike fears prompt major reallocation of assets

We made substantial shifts in the Series' asset allocation amid growing con-cern that the Federal Reserve would increase the Federal funds rate to slow U.S. economic growth and keep inflation in check. Anticipating this change in U.S. monetary policy, investors pushed bond yields higher and their prices lower. This trend resulted in negative or marginally positive returns in many U.S. debt markets for the six-month period that ended on May 31, 1999.

Amid these unfavorable market conditions, mortgage-backed securities performed better than Treasuries. We increased mortgage-backed securities from 17% of the Series' total investments as of November 30, 1998 to 27% at the close of May 1999, and cut Treasuries from 46% to 22%. Mortgage-backed securities outperformed primarily because there was less risk they would get paid off early and leave investors to face the unpleasant task of reinvesting their money at lower interest rates. Mortgage-backed securities are typically paid off ahead of schedule when homeowners refinance their mortgages at lower rates in order to save money. Since mortgage rates rose along with bond yields, homeowners had less opportunity to refinance their mortgages and trigger prepayments on mortgage-backed securities.

Some of our proceeds derived from selling Treasuries were also used to buy shorter-term federal agency securities, which rose from 3% of the Series' total investments as of November 30, 1998 to 31% by the end of May 1999. We favored these securities for two key reasons: they pay higher yields than comparable Treasuries, and their prices declined less because they were shorter-term securities.

Trimming Treasuries and buying shorter-term federal agency securities and mortgage-backed securities helped cut the Series' duration from 3.4 years on November 30, 1998 to 2.7 years on May 31, 1999. (Duration is a measure of the Series' sensitivity to fluctuations in bond yields.) The shorter duration made the Series less sensitive to the rise in bond yields and the decline in their prices. Nevertheless, the Series' returns would have been better had we cut the duration earlier and more aggressively.

We unloaded hard-to-sell securities at attractive prices

The growing risk of a Federal funds rate increase was not the only reason we altered the Series' asset mix. Concern that some of the Series' holdings were relatively illiquid

(they could not always be sold at or near their true value) also prompted us to act when we saw attractive bids. For example, the Series held certain asset-backed securities.
They paid solid interest rates but had not been in demand because many investors were unfamiliar with them. When we were finally bid a good price for these securities, we readily sold them.

Asset-backed securities declined from 16% of the Series' total investments as of November 30, 1998 to 9% by the end of May 1999. Similarly, we sold all of the Series' collateralized mortgage obligations, which are a more complicated type of mortgage-backed security.


Looking Ahead

Yields could head lower toward year end

On June 30, 1999, the Federal Reserve raised the Federal funds rate by a quarter of a percentage point to 5%. This marked the first rate increase since March 25, 1997. We believe another increase in the key rate is possible this summer or early fall if economic data show signs of continued strong growth or higher inflation. However, we expect yields on money market securities and bonds to decline as 1999 draws to a close, and issuance of new fixed-income securities will likely taper off. Many banks and brokerage firms could grow increasingly reluctant to underwrite new debt securities toward the end of the year because of the uncertainty surrounding the Year 2000 computer problem. With fewer fixed-income securities available, the prices of the securities could rise and their yields fall.

Cumulative Total Returns1                              As of 5/31/99
                              Six       One      Five       Ten        Since
                             Months     Year     Years     Years     Inception2
Class A                      -0.15%     3.07%    32.66%    91.48%      262.39%
Class Z                      -0.04      3.27      N/A       N/A         12.32
Lipper Short-Intermediate
U.S. Gov't Fund Avg.3         0.20      3.94     33.19     97.08         ***

Average Annual Total Returns1                              As of 6/30/99
                 One      Five       Ten        Since
                 Year     Years     Years     Inception2
Class A          2.81%    5.84%     6.48%       7.97%
Class Z          3.01      N/A       N/A        5.15

Distributions and Yields     As of 5/31/99
            Total Distributions      30-Day
            Paid for Six Months     SEC Yield
Class A          $0.25                4.86%
Class Z          $0.26                5.05

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper, Inc. Shares of this Series are sold without an initial or contingent deferred sales charge.

2 Inception dates: Class A, 9/22/82;  Class Z, 2/26/97.

3 Lipper average returns are for all funds in each class for the six-month, one-, five-, and ten-year periods.

*** Lipper Since Inception returns are 265.99% for Class A and
12.87% for Class Z, based on all funds in each share class.

A Message to Our Shareholders                          July 16, 1999
(PHOTO)

Dear Shareholder:

In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments. The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, but they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, domestic and international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Government Securities Trust--Money Market Series
Prudential Government Securities Trust--Short-Intermediate Term Series Prudential Government Securities Trust--U.S. Treasury Money Market Series

                                      PRUDENTIAL GOVERNMENT SECURITIES TRUST
Portfolio of Investments as of
May 31, 1999 (Unaudited)              MONEY MARKET SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
     ------------------------------------------------------------
Federal Home Loan Bank--46.4%
$  26,500    4.87%, 6/1/99, F.R.N.                  $ 26,491,981
   34,500    5.071%, 6/2/99, F.R.N.                   34,498,475
    9,000    5.081%, 6/2/99, F.R.N.                    8,996,892
   73,000    4.72125%, 6/8/99, F.R.N.                 72,990,021
    5,000    5.61%, 6/18/99                            5,001,410
   11,000    4.80%, 7/12/99, F.R.N.                   10,995,342
   10,000    5.54%, 7/13/99                            9,999,330
    2,000    5.536%, 7/15/99                           2,001,243
    9,000    5.00%, 10/27/99                           9,000,000
   18,000    4.90%, 1/14/00                           18,000,000
    9,000    4.90%, 2/11/00                            8,993,939
    4,000    4.95%, 2/17/00                            3,998,470
    7,000    5.00%, 2/24/00                            6,999,021
    7,000    5.00%, 2/25/00                            7,000,000
   14,000    5.035%, 2/25/00                          13,992,468
    7,000    5.035%, 3/2/00                            7,000,000
    5,000    5.135%, 3/29/00                           5,002,296
   12,000    5.01%, 4/28/00                           11,988,037
    2,000    5.075%, 4/28/00                           2,000,077
   12,000    5.02%, 5/12/00                           11,984,930
    9,500    5.15%, 5/19/00                            9,492,120
                                                    ------------
                                                     286,426,052
------------------------------------------------------------
Federal Home Loan Mortgage Corporation--6.3%
   23,000    4.70%, 6/18/99, F.R.N.                   22,996,612
   15,000    4.85%, 8/26/99                           14,826,208
    1,250    6.395%, 5/16/00                           1,265,345
                                                    ------------
                                                      39,088,165
------------------------------------------------------------
Federal National Mortgage Association--11.3%
   24,600    5.405%, 6/2/99, F.R.N.                   24,595,471
    1,400    6.31%, 6/3/99                             1,400,115
    2,000    8.70%, 6/10/99                            2,001,711
   30,000    4.82%, 6/17/99, F.R.N.                   29,994,646
$   7,614    4.74%, 8/13/99                         $  7,540,817
    4,000    5.47%, 8/16/99                            4,005,113
                                                    ------------
                                                      69,537,873
------------------------------------------------------------
Student Loan Marketing Association--6.7%
   17,500    4.88%, 6/1/99, F.R.N.                    17,495,569
    8,500    5.745%, 6/2/99, F.R.N.                    8,497,788
    4,355    5.53%, 7/16/99                            4,354,639
   11,000    4.50%, 8/2/99                            10,989,599
                                                    ------------
                                                      41,337,595
------------------------------------------------------------
Repurchase Agreements(a)--27.9%
   13,783    Credit Suisse First Boston Corp.,
                4.75%, dated 5/7/99, due 6/7/99
                in the amount of $13,839,376
                (cost $13,783,000; the value of
                the collateral including accrued
                interest is $14,191,241)              13,783,000
   28,170    Credit Suisse First Boston Corp.,
                4.77%, dated 5/24/99, due 6/1/99
                in the amount of $28,199,860
                (cost $28,170,000; the value of
                the collateral including accrued
                interest is $28,979,297)              28,170,000
   59,684    Goldman, Sachs & Co., 4.92%, dated
                5/27/99, due 6/3/99 in the amount
                of $59,741,098 (cost $59,684,000;
                the value of the collateral
                including accrued interest is
                $60,877,681)                          59,684,000
   13,220    J.P. Morgan Securities, Inc., 4.80%,
                dated 5/20/99, due 6/21/99 in the
                amount of $13,276,405 (cost
                $13,220,000; the value of the
                collateral including accrued
                interest is $13,516,356)              13,220,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL GOVERNMENT SECURITIES TRUST
MONEY MARKET SERIES
Portfolio of Investments as of May 31, 1999 (Unaudited)
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Repurchase Agreements(a) (cont'd.)
$  24,879    Salomon Smith Barney Inc., 4.84%,
                dated 5/26/99, due 6/2/99 in the
                amount of $24,902,414 (cost
                $24,879,000; the value of the
                collateral including accrued
                interest is $40,086,703)            $ 24,879,000
   32,706    Salomon Smith Barney Inc., 4.92%,
                dated 5/28/99, due 6/2/99 in the
                amount of $32,728,349 (cost
                $32,706,000; the value of the
                collateral including accrued
                interest is $52,698,088)              32,706,000
                                                    ------------
                                                     172,442,000
                                                    ------------
------------------------------------------------------------
Total Investments--98.6%
             (amortized cost $608,831,685(b))        608,831,685
             Other assets in excess of
                liabilities--1.4%                      8,422,113
                                                    ------------
             Net Assets--100%                       $617,253,798
                                                    ------------
                                                    ------------

---------------
F.R.N.--Floating Rate Note. The interest rate reflected is the rate in effect at May 31, 1999.
(a) Repurchase Agreements are collateralized by U.S. Treasury or Federal agency obligations.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

                                        PRUDENTIAL GOVERNMENT SECURITIES TRUST
Portfolio of Investments as of
May 31, 1999 (Unaudited)                SHORT-INTERMEDIATE TERM SERIES
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--89.1%
------------------------------------------------------------
Asset-Backed--9.2%
              Capital One Master Trust
$   5,000(a)  Ser. 98-4 A, 5.43%, 1/15/07           $  4,853,125
              Federal Home Loan Mortgage
                 Corporation,
                 Loan Receivable Trust
   32,088     Ser. 97-A, AX, 2.80%, 4/1/19 I/O         3,697,618
              Premier Auto Trust
    5,000(a)  Ser. 98-2 A3, 5.77%, 1/6/02              4,981,250
                                                    ------------
                                                      13,531,993
------------------------------------------------------------
Corporate Obligation--1.8%
              Merck and Company
    2,500(a)  5.76%, 5/3/37(b)                         2,555,000
------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Through
Obligations--26.6%
              Federal Home Loan Mortgage
                 Association
      148     7.375%, 3/1/06                             150,124
    1,052(a)  9.00%, 9/1/05 - 11/1/05                  1,083,597
              Federal National Mortgage
                 Association
   28,215     6.50%, 8/1/14                           28,106,655
    2,930(a)  7.50%, 4/1/10 - 12/1/10                  3,011,114
              Government National Mortgage
                 Association
    6,611(a)  7.00%, 1/15/25 - 2/15/29                 6,625,956
                                                    ------------
                                                      38,977,446
------------------------------------------------------------
U.S. Government Agency Obligation--30.8%
              Federal Home Loan Bank
   15,000(a)  5.375%, 3/2/01                          14,913,300
              Federal National Mortgage
                 Association
   10,000     5.50%, 10/12/01                       $  9,920,300
   15,600     5.625%, 5/14/04                         15,329,496
    5,000(a)  6.30%, 9/25/02                           4,997,650
                                                    ------------
                                                      45,160,746
------------------------------------------------------------
U.S. Treasury Notes--20.7%
    4,750     6.00%, 8/15/00                           4,789,330
    4,720(a)  6.50%, 5/31/01                           4,813,645
    2,500(a)  6.00%, 7/31/02                           2,528,125
    2,300(a)  5.75%, 11/30/02                         2,307,176+
   15,000     6.875%, 5/15/06                         15,900,000
                                                    ------------
                                                      30,338,276
                                                    ------------
              Total long-term investments
                 (cost $132,976,580)                 130,563,461
                                                    ------------
SHORT-TERM INVESTMENT--30.7%
------------------------------------------------------------
Commercial Paper--13.6%
              Edison Asset Securitization LLC
    1,955     4.85%, 6/18/99                           1,950,523
              Mont Blanc Capital Corp.
    1,231     4.86%, 6/16/99                           1,228,507
              Monte Rosa Capital Corp.
    5,890     4.85%, 6/21/99                           5,874,130
              Thunder Bay Funding, Inc.
    5,900     4.87%, 6/7/99                            5,895,211
              Windmill Funding Corp.
    1,370     4.86%, 6/7/99                            1,368,890
    3,600     4.86%, 6/18/99                           3,591,738
                                                    ------------
              Total commercial paper
                 (cost $19,908,999)                   19,908,999

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL GOVERNMENT SECURITIES TRUST
SHORT-INTERMEDIATE TERM SERIES
Portfolio of Investments as of May 31, 1999 (Unaudited)
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Repurchase Agreement--15.4%
$  22,653    Joint Repurchase Agreement Account
                4.80%, 6/01/99
                (cost $22,653,000; Note 5)          $ 22,653,000
                                                    ------------
------------------------------------------------------------
U.S. Treasury Notes--1.7%
    1,950(a) 5.875%, 7/31/99                           1,953,354
      500(a) 6.375%, 5/15/00                             505,310
                                                    ------------
             Total U.S. treasury notes
                (cost $2,452,236)                      2,458,664
                                                    ------------
             Total short-term investments
                (cost $45,014,235)                    45,020,663
                                                    ------------
------------------------------------------------------------
Total Investments--119.8%
             (amortized cost $177,990,815; Note
                4)                                   175,584,124
             Liabilities in excess of other
                assets--(19.8%)                      (29,026,358)
                                                    ------------
             Net Assets--100%                       $146,557,766
                                                    ------------
                                                    ------------

---------------
I/O--Interest Only.
(a) All or portion of securities segregated as collateral for dollar rolls.
(b) Putable annually.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

PRUDENTIAL GOVERNMENT SECURITIES TRUST
U.S. TREASURY MONEY MARKET SERIES
Portfolio of Investments as of May 31, 1999 (Unaudited)
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
U.S. Treasury Bills--20.4%
$  58,366    4.42%, 6/3/99                          $ 58,351,668
    3,974    4.445%, 7/1/99                            3,959,280
      176    4.52%, 8/19/99                              174,254
       50    4.56%, 11/12/99                              48,961
                                                    ------------
                                                      62,534,163
------------------------------------------------------------
United States Treasury Notes--62.4%
   50,000    6.75%, 6/30/99                           50,086,627
    5,701    6.375%, 7/15/99                           5,707,115
   30,000    6.875%, 7/31/99                          30,111,094
   25,000    5.75%, 9/30/99                           25,091,905
    5,000    6.375%, 1/15/00                           5,039,706
    5,000    7.125%, 2/29/00                           5,073,794
    6,065    6.375%, 5/15/00                           6,145,513
   12,569    6.25%, 5/31/00                           12,711,953
   47,000    6.00%, 6/30/99                           47,055,839
    3,180    5.375%, 1/31/00                           3,190,577
    1,090    7.75%, 1/31/00                            1,109,396
                                                    ------------
                                                     191,323,519
------------------------------------------------------------
Total Investments--82.8%
             (amortized cost $253,857,682(a))        253,857,682
             Other assets in excess of
                liabilities--17.2%                    52,754,717
                                                    ------------
             Net Assets--100%                       $306,612,399
                                                    ------------
                                                    ------------

---------------
(a) Federal income tax basis of Portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Statement of Assets and Liabilities
May 31, 1999 (Unaudited)                  PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                                                      U.S.
                                                                                                                    Treasury
                                                                                   Money            Short-           Money
                                                                                   Market        Intermediate        Market
Assets                                                                             Series        Term Series         Series
                                                                                ------------     ------------     ------------
Investments, at value (cost $436,389,685, $155,337,815 and $253,857,682,
   respectively)............................................................    $436,389,685     $152,931,124     $253,857,682
Repurchase agreements, at value (cost $172,442,000, $22,653,000 and $0,
   respectively)............................................................     172,442,000       22,653,000          --
Cash........................................................................           1,302          --               --
Receivable for investments sold.............................................         --               300,000       49,222,000
Interest receivable.........................................................       3,654,910        1,188,723        5,960,457
Receivable for Series shares sold...........................................      12,528,733           25,628        2,215,077
Deferred expenses and other assets..........................................          89,310            3,001            4,649
                                                                                ------------     ------------     ------------
   Total assets.............................................................     625,105,940      177,101,476      311,259,865
                                                                                ------------     ------------     ------------
Liabilities
Bank overdraft..............................................................         --               596,835            5,426
Payable for investments purchased...........................................         --            28,567,898          --
Payable for Series shares reacquired........................................       7,001,200          900,233        3,991,836
Dividends payable...........................................................         544,902          214,591          264,151
Due to Manager..............................................................         210,687           50,816          107,522
Due to distributors.........................................................          34,433           11,844           18,046
Accrued expenses and other liabilities......................................          60,920          201,493          260,485
                                                                                ------------     ------------     ------------
   Total liabilities........................................................       7,852,142       30,543,710        4,647,466
                                                                                ------------     ------------     ------------
Net Assets..................................................................    $617,253,798     $146,557,766     $306,612,399
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net assets were comprised of:
   Shares of beneficial interest, at par ($.01 per share)...................    $  6,172,538     $    154,103     $  3,066,124
   Paid-in capital in excess of par.........................................     611,081,260      175,844,505      303,546,275
                                                                                ------------     ------------     ------------
                                                                                 617,253,798      175,998,608      306,612,399
   Distributions in excess of net investment income.........................         --               (86,884)         --
   Accumulated net realized losses..........................................         --           (26,947,267)         --
   Net unrealized depreciation of investments...............................         --            (2,406,691)         --
                                                                                ------------     ------------     ------------
Net assets, May 31, 1999....................................................    $617,253,798     $146,557,766     $306,612,399
                                                                                ------------     ------------     ------------
                                                                                ------------     ------------     ------------
Net asset value
Class A:
   Net asset value, offering price and redemption price per share
      ($589,351,237 / 589,351,237 shares of beneficial interest issued and
      outstanding)..........................................................           $1.00
                                                                                ------------
                                                                                ------------
      ($137,373,478 / 14,448,361 shares of beneficial interest issued and
      outstanding)..........................................................                            $9.51
                                                                                                 ------------
                                                                                                 ------------
      ($304,333,121 / 304,333,121 shares of beneficial interest issued and
      outstanding)..........................................................                                             $1.00
                                                                                                                  ------------
                                                                                                                  ------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($27,902,561 / 27,902,561 shares of beneficial interest issued and
      outstanding)..........................................................           $1.00
                                                                                ------------
                                                                                ------------
      ($9,184,288 / 961,973 shares of beneficial interest issued and
      outstanding)..........................................................                            $9.55
                                                                                                 ------------
                                                                                                 ------------
      ($2,279,278 / 2,279,278 shares of beneficial interest issued and
      outstanding)..........................................................                                             $1.00
                                                                                                                  ------------
                                                                                                                  ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Statement of Operations
Six Months Ended May 31, 1999
(Unaudited)                            PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                                    Money            Short-         U.S. Treasury
                                                                                   Market         Intermediate          Money
Net Investment Income                                                              Series         Term Series       Market Series
                                                                                 -----------      ------------      -------------
Income
   Interest.................................................................     $15,692,226       $ 4,362,561       $ 10,845,631
   Income from securities loaned, net.......................................         --                102,387           --
                                                                                 -----------      ------------      -------------
                                                                                  15,692,226         4,464,948         10,845,631
Expenses
   Management fee...........................................................       1,247,153           306,706            928,062
   Distribution fee--Class A................................................         372,220           132,515            288,972
   Transfer agent's fees and expenses.......................................         907,000           105,000             82,000
   Custodian's fees and expenses............................................          35,000            40,000             40,000
   Registration fees........................................................         113,000            20,000             25,000
   Reports to shareholders..................................................          21,000            39,000             37,000
   Audit fee and expenses...................................................          12,500            17,000             12,500
   Trustees' fees...........................................................           6,000             6,000              6,000
   Legal fees...............................................................           8,000            20,000              6,000
   Insurance expense........................................................           4,000             1,000              1,000
   Miscellaneous............................................................           2,752             2,844             12,265
                                                                                 -----------      ------------      -------------
      Total expenses........................................................       2,728,625           690,065          1,438,799
                                                                                 -----------      ------------      -------------
Net investment income.......................................................      12,963,601         3,774,883          9,406,832
                                                                                 -----------      ------------      -------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment transactions.........................          11,220          (147,997)            45,235
Net change in unrealized depreciation on investments........................         --             (3,847,582)          --
                                                                                 -----------      ------------      -------------
Net gain (loss) on investments..............................................          11,220        (3,995,579)            45,235
                                                                                 -----------      ------------      -------------
Net Increase (Decrease) in Net Assets Resulting from Operations.............     $12,974,821       $  (220,696)      $  9,452,067
                                                                                 -----------      ------------      -------------
                                                                                 -----------      ------------      -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Statement of Changes in Net Assets
(Unaudited)                             PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                                                             Short-                        U.S. Treasury
                                          Money Market                    Intermediate                     Money Market
                                             Series                        Term Series                        Series
                                 -------------------------------   ---------------------------    -------------------------------
                                   Six Months                       Six Months                      Six Months
                                     Ended          Year Ended        Ended        Year Ended         Ended          Year Ended
Increase (Decrease)                 May 31,        November 30,      May 31,      November 30,       May 31,        November 30,
in Net Assets                         1999             1998            1999           1998             1999             1998
                                 --------------   --------------   ------------   ------------    --------------   --------------
Operations:
   Net investment income.......  $   12,963,601   $   29,027,146   $  3,774,883   $ 8,383,801     $    9,406,832   $   19,215,442
   Net realized gain (loss) on
      investment
      transactions.............          11,220           26,721       (147,997)    1,506,782             45,235          293,468
   Net change in unrealized
      depreciation on
      investments..............              --               --     (3,847,582)     (564,958 )               --               --
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase (decrease) in
      net assets resulting from
      operations...............      12,974,821       29,053,867       (220,696)    9,325,625          9,452,067       19,508,910
                                 --------------   --------------   ------------   ------------    --------------   --------------
Dividends and distributions to
   shareholders:
   Dividends to shareholders...     (12,974,821)     (29,053,867)    (3,954,391)   (8,799,007 )       (9,452,067)     (19,508,910)
                                 --------------   --------------   ------------   ------------    --------------   --------------
Series share transactions(a)
(Note 6):
   Net proceeds from shares
      subscribed...............     964,597,372    2,267,004,069     21,215,054    48,203,029      2,277,787,525    4,398,749,349
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions........      12,474,616       27,554,570      2,763,351     5,999,888          7,933,672       17,472,551
   Cost of shares reacquired...    (976,723,028)  (2,269,663,230)   (27,389,340)  (49,748,114 )   (2,316,093,767)  (4,512,021,356)
                                 --------------   --------------   ------------   ------------    --------------   --------------
   Net increase (decrease) in
      net assets from Series
      share transactions.......         348,960       24,895,409     (3,410,935)    4,454,803        (30,372,570)     (95,799,456)
                                 --------------   --------------   ------------   ------------    --------------   --------------
Total increase (decrease) in
net assets.....................         348,960       24,895,409     (7,586,022)    4,981,421        (30,372,570)     (95,799,456)
Net Assets
Beginning of period............     616,904,838      592,009,429    154,143,788   149,162,367        336,984,969      432,784,425
                                 --------------   --------------   ------------   ------------    --------------   --------------
End of period(b)...............  $  617,253,798   $  616,904,838   $146,557,766   $154,143,788    $  306,612,399   $  336,984,969
                                 --------------   --------------   ------------   ------------    --------------   --------------
                                 --------------   --------------   ------------   ------------    --------------   --------------
---------------
(a) At $1.00 per share for the Money Market Series and the U.S. Treasury Money Market Series.
(b) Includes undistributed net
   investment income of........  $           --   $           --   $         --   $    92,624     $           --   $           --
                                 --------------   --------------   ------------   ------------    --------------   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Notes to Financial Statements
(Unaudited)                           PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
Prudential Government Securities Trust (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund consists of three series--the Money Market Series, the Short-Intermediate Term Series and the U.S. Treasury Money Market Series; the monies of each series are invested in separate, independently managed portfolios.

------------------------------------------------------------
Note 1. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: The Money Market Series and U.S. Treasury Money Market Series value portfolio securities at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

For the Short-Intermediate Term Series, the Trustees have authorized the use of an independent pricing service to determine valuations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Trustees. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts: The Short-Intermediate Term Series enters into a financial futures contract which is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Short-Intermediate Term Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions. There were no written options outstanding at May 31, 1999.

Securities Lending: The Short-Intermediate Term Series may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Series in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Series an amount equivalent to any dividend or interest paid on such securities and the Series may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. In these transactions, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Loans are subject to termination at the option of the borrower or the Series. The Series may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the
--------------------------------------------------------------------------------
                                       13

Notes to Financial Statements
(Unaudited)                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
interest earned on the collateral with the borrower. As a matter of fundamental policy the Series may not lend more than 30% of the value of its total assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities as adjustments to income.

Dollar Rolls: The Short-Intermediate Term Series enters into dollar roll transactions in which the Series sells securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Short-Intermediate Term Series forgoes principal and interest paid on the securities. The Series is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Short-Intermediate Term Series maintains a segregated account, the dollar value of which is equal to its obligations in respect of dollar rolls.

Federal Income Taxes: For federal income tax purposes, each series of the Fund is treated as a separate taxable entity. It is each Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Money Market Series and U.S. Treasury Money Market Series declare daily dividends from net investment income and net short-term capital gains and losses. Dividends are paid monthly.

The Short-Intermediate Term Series declares dividends from net investment income daily; payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Short-Intermediate Term Series and the U.S. Treasury Money Market Series. With respect to the Money Market Series, the management fee is payable as follows:
 .40 of 1% of average daily net assets up to $1 billion, .375 of 1% of average daily net assets between $1 billion and $1.5 billion and .35 of 1% in excess of $1.5 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the shares of the Money Market Series and the U.S. Treasury Money Market Series. The Fund compensates PIMS for distributing and servicing each of the Series' shares, pursuant to plans of distribution, regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly at an annual rate of
 .125% of each of the Series' average daily net assets. The distributor pays various broker-dealers for account servicing fees and for the expenses incurred by such broker-dealers.

The Fund also compensates PIMS for its expenses as distributor of the Short-Intermediate Term Series. The Short-Intermediate Term Series entered into a distribution agreement and a plan of distribution pursuant to which it pays PIMS a fee, accrued daily and payable monthly, at an annual rate of .25 of 1% of the lesser of (a) the aggregate sales of shares issued (not including reinvestment of dividends and distributions) on or after July 1, 1985 (the effective date of the plan) less the aggregate net asset value of any such shares redeemed, or (b) the average net asset value of the shares issued after the effective date of the plan. Distribution expenses include commission credits to PIMS branch offices for payments of commissions and account servicing fees to financial advisers and an allocation on account of overhead and other distribution-related expenses, the cost of printing and mailing prospectuses to potential investors and of advertising incurred in connection with the distribution of Series shares. In addition, PIMS pays other broker-dealers, including Pruco, an affiliated broker-dealer, for account servicing fees and other expenses incurred by such broker-dealers in distributing these shares.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit
--------------------------------------------------------------------------------
                                       14

Notes to Financial Statements
(Unaudited)                        PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------
agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended May 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly-owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended May 31, 1999, the Fund incurred fees of approximately $820,000, $96,400, and $75,700, respectively, for the Money Market Series, Short-Intermediate Term Series, and U.S. Treasury Money Market Series. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities other than short-term investments, for the Short-Intermediate Term Series for the six months ended May 31, 1999 were $198,423,111 and $193,104,151, respectively.

For the Short-Intermediate Term Series, the cost basis of investments as of May 31, 1999 for federal income tax purposes was substantially the same as for financial reporting purposes and accordingly, net unrealized depreciation of investments for federal income tax purposes was $2,406,691 (gross unrealized appreciation--$110,616; gross unrealized depreciation--$2,517,307).

For federal income tax purposes, the Short-Intermediate Term Series has a capital loss carryforward as of November 30, 1998 of approximately $33,882,000 of which $4,746,000 expires in 1999, $3,746,000 expires in 2000, $7,594,000 expires in 2001, $12,125,000 expires in 2002, $448,000 expires in 2003,
$1,933,000 expires in 2004 and $3,290,000 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 1998, approximately $5,357,000 of the capital loss carryforward expired unused.

The average balance of dollar rolls outstanding during the six months ended May 31, 1999 was approximately $14,211,000. The amount of dollar rolls outstanding at May 31, 1999 was $28,466,011 (principal $28,215,000), which was 16% of total assets.

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 31, 1999, the Short-Intermediate Term Series had a 3.30% undivided interest in the repurchase agreements in the joint account. This undivided interest represented $22,653,000 in principal amount. As of such date, the repurchase agreements in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 4.82%, in the principal amount of $200,000,000, repurchase price $200,107,111, due 6/1/99. The value of the collateral including accrued interest was $204,177,828.

Credit Suisse First Boston Corp., 4.60%, in the principal amount of $85,711,000, repurchase price $85,754,808, due 6/1/99. The value of the collateral including accrued interest was $88,385,257.

Deutsche Bank Securities Inc., 4.83%, in the principal amount of $200,000,000, repurchase price $200,107,333, due 6/1/99. The value of the collateral including accrued interest was $204,000,179.

Morgan (J.P.) Securities, Inc., 4.82%, in the principal amount of $200,000,000, repurchase price $200,107,111, due 6/1/99. The value of the collateral including accrued interest was $204,000,892.

------------------------------------------------------------
Note 6. Capital
Each series has authorized an unlimited number of shares of beneficial interest at $.01 par value. Effective March 1, 1996 the Money Market Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Transactions in shares of beneficial interest for the Money Market Series for the six months ended May 31, 1999 and the fiscal year ended November 30, 1998 were as follows:

                                   Six months
                                      Ended         Year Ended
                                     May 31,       November 30,
                                      1999             1998
                                  -------------   ---------------
Class A
--------------------------------
Shares sold.....................    955,858,302     2,221,883,796
Shares issued in reinvestment of
  dividends and distributions...     11,881,599        26,646,608
Shares reacquired...............   (968,392,763)   (2,249,954,294)
                                  -------------   ---------------
Net decrease in shares
  outstanding...................       (652,862)       (1,423,890)
                                  -------------   ---------------
                                  -------------   ---------------

--------------------------------------------------------------------------------
                                       15

Notes to Financial Statements
(Unaudited)                        PRUDENTIAL GOVERNMENT SECURITIES TRUST
--------------------------------------------------------------------------------

                                   Six months
                                      Ended         Year Ended
                                     May 31,       November 30,
                                      1999             1998
                                  -------------   ---------------
Class Z
--------------------------------
Shares sold.....................      8,739,070        45,120,273
Shares issued in reinvestment of
  dividends and distributions...        593,017           907,962
Shares reacquired...............     (8,330,265)      (19,708,936)
                                  -------------   ---------------
Net increase in shares
  outstanding...................      1,001,822        26,319,299
                                  -------------   ---------------
                                  -------------   ---------------

Effective February 26, 1997 the Short-Intermediate Term Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively to a limited group of investors. Transactions in shares of beneficial interest for the Short-Intermediate Term Series for the fiscal years ended November 30, 1998 and the six months ended May 31, 1999 were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Six months ended May 31, 1999:
Shares sold..........................   1,007,965   $  9,727,261
Shares issued in reinvestment of
  dividends and distributions........     262,710      2,540,221
Shares reacquired....................  (2,124,003)   (20,488,913)
                                       ----------   ------------
Net decrease in shares outstanding...    (853,328)  $ (8,221,431)
                                       ----------   ------------
                                       ----------   ------------
Year ended November 30, 1998:
Shares sold..........................   1,705,356   $ 16,600,350
Shares issued in connection with
  acquisition of BlackRock Government
  Income Trust.......................   2,597,731     25,405,808
Shares issued in reinvestment of
  dividends and distributions........     594,479      5,797,497
Shares reacquired....................  (4,917,018)   (47,986,897)
                                       ----------   ------------
Net decrease in shares outstanding...     (19,452)  $   (183,242)
                                       ----------   ------------
                                       ----------   ------------
Class Z
-------------------------------------
Six months ended May 31, 1999:
Shares sold..........................   1,178,747   $ 11,487,793
Shares issued in reinvestment of
  dividends and distributions........      23,024        223,130
Shares reacquired....................    (712,212)    (6,900,427)
                                       ----------   ------------
Net increase in shares outstanding...     489,559   $  4,810,496
                                       ----------   ------------
                                       ----------   ------------
Class Z                                  Shares        Amount
-------------------------------------  ----------   ------------
Year ended November 30, 1998:
Shares sold..........................     631,680   $  6,196,871
Shares issued in reinvestment of
  dividends and distributions........      20,672        202,391
Shares reacquired....................    (179,959)    (1,761,217)
                                       ----------   ------------
Net increase in shares outstanding...     472,393   $  4,638,045
                                       ----------   ------------
                                       ----------   ------------

Effective February 21, 1997 the U.S. Treasury Money Market Series commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Transactions in shares of beneficial interest for the U.S. Treasury Money Market Series for the fiscal years ended November 30, 1998 and the six months ended May 31, 1999 were as follows:

                                   Six Months
                                      Ended          Year Ended
                                     May 31,        November 30,
                                      1999              1998
                                 ---------------   ---------------
Class A
-------------------------------
Shares sold....................    2,274,928,637     4,398,749,349
Shares issued in reinvestment
  of dividends and
  distributions................        7,904,406        17,472,545
Shares reacquired..............   (2,315,484,680)   (4,512,021,356)
                                 ---------------   ---------------
Net decrease in shares
  outstanding..................      (32,651,637)      (95,799,462)
                                 ---------------   ---------------
                                 ---------------   ---------------
                                   Six Months
                                      Ended          Year Ended
                                     May 31,        November 30,
                                      1999              1998
                                 ---------------   ---------------
Class Z
-------------------------------
Shares sold....................        2,858,888                --
Shares issued in reinvestment
  of dividends and
  distributions................           29,266                 6
Shares reacquired..............         (609,087)               --
                                 ---------------   ---------------
Net increase in shares
  outstanding..................        2,279,067                 6
                                 ---------------   ---------------
                                 ---------------   ---------------

--------------------------------------------------------------------------------
                                       16

                                        PRUDENTIAL GOVERNMENT SECURITIES TRUST
                                        MONEY MARKET SERIES
Financial Highlights (Unaudited)
--------------------------------------------------------------------------------

                                                         Class A                                              Class Z
                       ---------------------------------------------------------------------------     ----------------------
                                                                                                                       Year
                                                                                                                       Ended
                       Six Months                                                                      Six Months     November
                         Ended                          Year Ended November 30,                          Ended        30,
                        May 31,       ------------------------------------------------------------      May 31,       -------
                          1999          1998         1997         1996         1995         1994          1999         1998
                       ----------     --------     --------     --------     --------     --------     ----------     -------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period...........     $  1.000      $  1.000     $  1.000     $  1.000     $  1.000     $  1.000      $  1.000      $ 1.000
Net investment
  income...........        0.021         0.048        0.048        0.046        0.052        0.033         0.021        0.049
Dividends from net
  investment
  income...........       (0.021)       (0.048)      (0.048)      (0.046)      (0.052)      (0.033)       (0.021)      (0.049)
                       ----------     --------     --------     --------     --------     --------     ----------     -------
Net asset value,
  end of period....     $  1.000      $  1.000     $  1.000     $  1.000     $  1.000     $  1.000      $  1.000      $ 1.000
                       ----------     --------     --------     --------     --------     --------     ----------     -------
                       ----------     --------     --------     --------     --------     --------     ----------     -------
TOTAL RETURN(a)....         2.08%         4.87%        4.87%        4.74%        5.20%        3.29%         2.15%        5.00%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000).....     $589,351      $590,004     $591,428     $552,123     $598,194     $637,343      $ 27,903      $26,901
Average net assets
  (000)............     $597,188      $589,649     $586,513     $589,147     $597,599     $732,867      $ 28,101      $19,236
Ratios to average
  net assets:
   Expenses,
      including
      distribution
      fees.........         0.88%(d)      0.80%        0.77%        0.86%        0.78%        0.77%         0.76%(d)     0.67%
   Expenses,
      excluding
      distribution
      fees.........         0.76%(d)      0.67%        0.65%        0.73%        0.65%        0.64%         0.76%(d)     0.67%
   Net investment
      income.......         4.16%(d)      4.77%        4.77%        4.63%        5.15%        3.19%         4.28%(d)     4.89%
                                March 1, 1996(b)
                                    Through
                                  November 30,
                      1997            1996
                     ------           -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period...........  $1.000          $1.000
Net investment
  income...........   0.048           0.038
Dividends from net
  investment
  income...........  (0.048)         (0.038)
                     ------           -----
Net asset value,
  end of period....  $1.000          $1.000
                     ------           -----
                     ------           -----
TOTAL RETURN(a)....    5.03%           3.87%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000).....  $  581          $  204(c)
Average net assets
  (000)............  $  672          $1,962
Ratios to average
  net assets:
   Expenses,
      including
      distribution
      fees.........    0.65%           0.68%(d)
   Expenses,
      excluding
      distribution
      fees.........    0.65%           0.68%(d)
   Net investment
      income.......    4.92%           4.68%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

                                       PRUDENTIAL GOVERNMENT SECURITIES TRUST
                                       SHORT-INTERMEDIATE TERM SERIES
Financial Highlights (Unaudited)
--------------------------------------------------------------------------------

                                                                           Class A
                                         ---------------------------------------------------------------------------
                                         Six Months
                                           Ended                          Year Ended November 30,
                                          May 31,       ------------------------------------------------------------
                                            1999          1998         1997         1996         1995         1994
                                         ----------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period.............................     $   9.77      $   9.74     $   9.70     $   9.74     $   9.17     $  10.06
                                         ----------     --------     --------     --------     --------     --------
Income from investment operations:
Net investment income................         0.24          0.51         0.56         0.51         0.56         0.64
Net realized and unrealized gain
  (loss) on investment
  transactions.......................        (0.25)         0.06           --        (0.01)        0.55        (0.89)
                                         ----------     --------     --------     --------     --------     --------
   Total from investment
      operations.....................        (0.01)         0.57         0.56         0.50         1.11        (0.25)
                                         ----------     --------     --------     --------     --------     --------
Less distributions:
Dividends from net investment
  income.............................        (0.25)        (0.54)       (0.52)       (0.54)       (0.54)       (0.52)
Tax return of capital distribution...           --            --           --           --           --        (0.12)
                                         ----------     --------     --------     --------     --------     --------
Total distributions..................        (0.25)        (0.54)       (0.52)       (0.54)       (0.54)       (0.64)
                                         ----------     --------     --------     --------     --------     --------
Net asset value, end of period.......     $   9.51      $   9.77     $   9.74     $   9.70     $   9.74     $   9.17
                                         ----------     --------     --------     --------     --------     --------
                                         ----------     --------     --------     --------     --------     --------
TOTAL RETURN(a)......................         3.07%         6.01%        5.96%        5.34%       12.37%      (2.58)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)......     $137,374      $149,508     $149,162     $185,235     $212,996     $241,980
Average net assets (000).............     $145,057      $155,680     $166,651     $186,567     $209,521     $307,382
Ratios to average net assets:
   Expenses, including distribution
      fees...........................         0.91%(b)      0.96%        0.97%        1.01%        0.95%        0.84%
   Expenses, excluding distribution
      fees...........................         0.73%(b)      0.78%        0.77%        0.79%        0.75%        0.63%
   Net investment income.............         4.91%(b)      5.26%        5.76%        5.99%        5.82%        5.48%
Portfolio turnover rate..............          142%          155%         210%         132%         217%         431%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

                                         PRUDENTIAL GOVERNMENT SECURITIES TRUST
                                         SHORT-INTERMEDIATE TERM SERIES
Financial Highlights (Unaudited)
--------------------------------------------------------------------------------

                                                                             Class Z
                                                           --------------------------------------------
                                                                                           February 26,
                                                           Six Months                        1997(b)
                                                             Ended         Year Ended        Through
                                                            May 31,       November 30,     November 30,
                                                              1999            1998             1997
                                                              -----           ------           -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................      $ 9.81         $   9.77          $ 9.64
                                                              -----           ------           -----
Income from investment operations:
Net investment income..................................        0.26             0.47            0.47
Net realized and unrealized gain (loss) on investment
  transactions.........................................       (0.26)            0.13            0.07
                                                              -----           ------           -----
   Total from investment operations....................          --             0.60            0.54
                                                              -----           ------           -----
Less distributions:
Dividends from net investment income...................       (0.26)           (0.56)          (0.41)
                                                              -----           ------           -----
Total distributions....................................       (0.26)           (0.56)          (0.41)
                                                              -----           ------           -----
Net asset value, end of period.........................      $ 9.55         $   9.81          $ 9.77
                                                              -----           ------           -----
                                                              -----           ------           -----
TOTAL RETURN(a)........................................        3.27%            6.31%           5.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................      $9,184         $  4,635          $  207(c)
Average net assets (000)...............................      $8,717         $  3,631          $  202(c)
Ratios to average net assets:
   Expenses, including distribution fees...............        0.73%(d)         0.78%           0.77%(d)
   Expenses, excluding distribution fees...............        0.73%(d)         0.78%           0.77%(d)
   Net investment income...............................        5.11%(d)         5.36%           6.52%(d)
Portfolio turnover rate................................         142%             155%            210%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

                                       PRUDENTIAL GOVERNMENT SECURITIES TRUST
                                       U.S. TREASURY MONEY MARKET SERIES
Financial Highlights (Unaudited)
--------------------------------------------------------------------------------

                                                         Class A                                                 Class Z
                       ---------------------------------------------------------------------------     ---------------------------
                       Six Months                                                                      Six Months
                         Ended                          Year Ended November 30,                          Ended         Year Ended
                        May 31,       ------------------------------------------------------------      May 31,       November 30,
                          1999          1998         1997         1996         1995         1994          1999            1998
                       ----------     --------     --------     --------     --------     --------        -----           ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period...........     $  1.000      $  1.000     $  1.000     $  1.000     $  1.000     $  1.000       $1.000         $  1.000
Net investment
  income...........        0.020         0.046        0.047        0.046        0.050        0.033        0.022            0.049
Dividends from net
  investment
  income...........       (0.020)       (0.046)      (0.047)      (0.046)      (0.050)      (0.033)      (0.022)          (0.049)
                       ----------     --------     --------     --------     --------     --------        -----           ------
Net asset value,
  end of period....     $  1.000      $  1.000     $  1.000     $  1.000     $  1.000     $  1.000       $1.000         $  1.000
                       ----------     --------     --------     --------     --------     --------        -----           ------
                       ----------     --------     --------     --------     --------     --------        -----           ------
TOTAL RETURN(a)....         2.05%         4.66%        4.80%        4.75%        5.08%        3.31%        2.18%            5.05%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000).....     $304,333      $336,985     $432,784     $305,330     $339,334     $293,984       $2,279         $    211(c)
Average net assets
  (000)............     $463,625      $420,140     $402,634     $393,060     $345,369     $308,454       $1,681         $    209(c)
Ratios to average
  net assets:
   Expenses,
      including
      distribution
      fees.........         0.62%(d)      0.63%        0.65%        0.63%        0.62%        0.62%        0.50%(d)         0.51%
   Expenses,
      excluding
      distribution
      fees.........         0.50%(d)      0.51%        0.52%        0.51%        0.50%        0.50%        0.50%(d)         0.51%
   Net investment
      income.......         4.04%(d)      4.57%        4.66%        4.57%        5.01%        3.21%        4.17%(d)         4.91%
                     February 21,
                       1997(b)
                       Through
                     November 30,
                         1997
                         -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of
  period...........     $1.000
Net investment
  income...........      0.039
Dividends from net
  investment
  income...........     (0.039)
                         -----
Net asset value,
  end of period....     $1.000
                         -----
                         -----
TOTAL RETURN(a)....       3.96%
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000).....     $  205(c)
Average net assets
  (000)............     $  197(c)
Ratios to average
  net assets:
   Expenses,
      including
      distribution
      fees.........       0.52%(d)
   Expenses,
      excluding
      distribution
      fees.........       0.52%(d)
   Net investment
      income.......       3.89%(d)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for a period of less than one year is not annualized.
(b) Commencement of offering of Class Z shares.
(c) Figure is actual and not rounded to nearest thousand.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     20

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com


Trustees
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Thomas H. O'Brien
Richard A. Redeker
John R. Strangfeld
Nancy H. Teeters
Louis A. Weil, III

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, NY 10022

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of May 31, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Mutual Funds                BULK RATE
Gateway Center Three                 U.S. POSTAGE
100 Mulberry Street                      PAID
Newark, NJ  07102-4077               Permit 6807
(800) 225-1852                       New York, NY


744342205     744342403     MF100E2
744342106     744342601
744342304     744342502